                                                                  Exhibit 10.6.g

                               THIRD AMENDMENT OF
              FMC TECHNOLOGIES, INC. EMPLOYEES' RETIREMENT PROGRAM
         PART I SALARIED AND NONUNION HOURLY EMPLOYEES' RETIREMENT PLAN

     WHEREAS, FMC Technologies, Inc. (the "Company") maintains the FMC Technologies, Inc. Employees' Retirement Program Part I Salaried and Nonunion Hourly Employees' Retirement Plan (the "Plan");

     WHEREAS, amendment of the Plan is now considered desirable to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA");

     WHEREAS, this amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder; and

     WHEREAS, this amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment;

     NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 11.1 Plan Amendment or Termination of the Plan, the Plan is hereby amended, effective January 1, 2002 (unless otherwise indicated), in the following respects:

     1. Effective May 1, 2001, the definition of Actuarial Equivalent contained in Article I of the Plan is hereby amended to read as follows:

          "Actuarial Equivalent means a benefit determined to be of equal value to another benefit on the basis of either (a) the actuarial assumptions in Exhibit E-1, E-2, E-3 or E-4, as applicable, or (b) the mortality table and interest rate described in the applicable Supplement.

          Notwithstanding the foregoing, for purposes of Section 12.8, Actuarial Equivalent value shall be determined as follows:

          (i) with respect to FMC Participants whose Annuity Starting Dates occurred prior to June 1, 1995, based on the actuarial assumptions in Exhibit E-4; provided that the interest rate shall not exceed the immediate rate used by the Pension Benefit Guaranty Corporation for lump sum distributions occurring on the first day of the Plan Year that contains the Annuity Starting Date;

          (ii) with respect to FMC Participants with Annuity Starting Dates occurring on or after June 1, 1995, and who had an Hour of Service prior to August 31, 1999, based on the 1983 Group Annuity Mortality Table (weighed 50% male and 50% female) (or the applicable mortality table prescribed under Section 417(e)(3) of the Code) and the lesser of the interest rate in Exhibit E-4 or the applicable interest rate prescribed under Section 417(e)(3) of the Code for the November preceding the Plan Year that contains the Annuity Starting Date;

          (iii) for Annuity Starting Dates occurring on or after August 31, 1999, with respect to any Participant who did not have an Hour of Service prior to August 31, 1999, based on the 1983 Group Annuity Mortality Table (weighted 50% male and 50% female) (or the applicable mortality table, prescribed under Section 417(e)(3) of the Code) and the applicable interest rate prescribed under Section 417(e)(3) of the Code for the November preceding the Plan Year that contains the Annuity Starting Date; and

          (iv) for Annuity Starting Dates occurring on or after December 31, 2002, using the applicable interest rate as described above, and based on the 1994 Group Annuity Reserving Table (weighted 50% male, 50% female and projected to 2002 using Scale AA), which is the applicable mortality table prescribed in Rev. Rul. 2001-62, (or the applicable mortality table, prescribed under Section 417(e)(3) of the Code or other guidance of general applicability issued thereunder)."

     2. The definition of Earnings contained in Article I of the Plan is hereby amended to read as follows:

          "Earnings means the total compensation paid by the Company or a Participating Employer to an Eligible Employee for each Plan Year that is currently includible in gross income for federal income tax purposes:

          (a) including: overtime, administrative and discretionary bonuses (including, gainsharing bonuses, performance related bonuses, completion bonuses (except as provided below); sales incentive bonuses; earned but unused vacation, back pay, sick pay (other than a cash payment of unused sick days) and state disability benefits; plus the Employee's Pre-Tax Contributions and amounts contributed to a plan described in Code Section 125 or 132; and the incentive compensation (including management incentive bonuses which may be paid in cash and restricted stock and local incentive bonuses) earned during the Plan Year;

          (b) but excluding: hiring bonuses; referral bonuses; stay bonuses; retention bonuses; awards (including safety awards, "Gutbuster" awards and other similar awards);

     amounts received as deferred compensation; disability payments from insurance or the Long-Term Disability Plan for Employees of FMC Technologies, Inc. (other than state disability benefits); workers' compensation benefits; flexible credits (i.e., wellness awards and payments for opting out of benefit coverage); expatriate premiums (including completion of expatriate assignment bonuses); grievance or settlement pay; severance pay; incentives for reduction in force; accrued (but not earned) vacation; other special payments such as reimbursements, relocation or moving expense allowances; stock options or other stock-based compensation (except as provided above); any gross-up paid by a Participating Employer; other distributions that receive special tax benefits; any amounts paid by a Participating Employer to cover an Employee's FICA tax obligation as to amounts deferred or accrued under any nonqualified retirement plan of a Participating Employer; and, pay in lieu of notice.

          (c) The annual amount of Earnings taken into account for a Participant must not exceed $160,000 (as adjusted by the Internal Revenue Service for cost-of-living increases in accordance with Code Section 401(a)(17)(B)); provided, however, in determining benefit accruals after December 31, 2001, the annual amount of Earnings taken into account for a Participant must not exceed $200,000 (as adjusted by the Internal Revenue Service, for cost of living increases in accordance with Code Section 401(a)(17)(B)). For the purposes of determining benefit accruals in any Plan Year after December 31, 2001, Earnings for any prior Plan Year shall be subject to the applicable limit on Earnings for that prior year.

          A Participant's Earnings will be conclusively determined according to the Company's records.

          An FMC Participant's Earnings shall include all "Earnings" determined under the FMC Plan on and prior to April 30, 2001."

     3. A new sentence shall be added to the end of Section 3.3.2 of the Plan to read as follows:

          "With respect to distributions made under the Plan for Plan Years beginning on or after January 1, 2003, all Plan distributions will comply with Code Section 401(a)(9), including Department of Treasury Regulation
     Section 1.401(a)(9)-2 through 1.401(a)(9)-9, as promulgated under Final and Temporary Regulations published in the Federal Register on April 17, 2002 (the `401(a)(9) Regulations'), with respect to minimum distributions under Code Section 401(a)(9). In addition, the benefit payments distributed to any Participant on or after January 1, 2003, will satisfy the incidental death benefit provisions under Code Section 401(a)(9)(G) and Department of Treasury Regulation Section 1.401(a)(9)-5(d), as promulgated in the 401(a)(9) Regulations."

     4. Effective May 1, 2001, Section 3.5.1 of the Plan is hereby amended to read as follows:

          "3.5.1 Limitation on Accrued Benefit: Effective January 1, 2002, notwithstanding any other provision of the Plan, the annual benefit payable under the Plan to a Participant, when expressed as a monthly benefit commencing at the Participant's Social Security Retirement Age (as defined in Code Section 415(b)(8)), shall not exceed the lesser of (a) $13,333.33 or (b) the highest average of the Participant's monthly compensation for 3 consecutive calendar years, subject to the following:

          (i) The maximum shall apply to the Individual Life Annuity computed under Section 3.1, 3.2, 3.3 or Article IV and to that portion of the Accrued Benefit (as adjusted as required under Code Section 415) payable in the form elected to the Participant during the Participant's lifetime.

          (ii) If a Participant has fewer than 10 years of participation in the Plan, the maximum dollar limitation of Subsection (a) above shall be multiplied by a fraction of which the numerator is the Participant's actual years of participation in the Plan (computed to fractional parts of a year) and the denominator is 10. If a Participant has fewer than 10 Years of Vesting Service, the maximum compensation limitation in Subsection (b) above shall be multiplied by a fraction of which the numerator is the Years of Vesting Service (computed to fractional parts of a year) and the denominator is 10. Provided, however, that in no event shall such dollar or compensation limitation, as applicable, be less than 1/10th of such limitation determined without regard to any adjustment under this Subsection (ii).

          (iii) As of January 1 of each year, the dollar limitation as adjusted by the Commissioner of Internal Revenue for that calendar year to reflect increases in the cost of living, shall become effective as the maximum dollar limitation in Subsection (a) above for the Plan Year ending within that calendar year for Participants terminating in or after such Plan Year.

          (iv) Effective January 1, 2002, if the benefit of a Participant begins prior to age 62, the defined benefit dollar limitation applicable to the Participant at such earlier age is an annual benefit payable in the form of a Life Annuity beginning at the earlier age that is the Actuarial Equivalent of the dollar limitation under Subsection (a) above applicable to the participant at age 62. The defined benefit dollar limitation applicable at an age prior to age 62 is determined by using the lesser of the effective Early Retirement reduction, as determined under the Plan, or 5% per year. The mortality basis for determining Actuarial Equivalence for terminations on or after December 31, 2002, as applicable, shall be the 1994 Group Annuity Reserving Table (weighted 50% male, 50% female and projected to 2002 using Scale AA), which is the table prescribed in Rev. Rul. 2001-62, (or the applicable mortality table, prescribed under Section 417(e)(3) of the Code or other guidance of general applicability issued thereunder).

          For periods prior to January 1, 2002, the dollar limitation under Code
     Section 415 in effect for the applicable Plan Year shall be modified as follows to reflect commencement of retirement benefits on a date other than the Participant's Social Security Retirement Age:

               (1) if the Participant's Social Security Retirement Age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the dollar limitation under Subsection (a) above by 5/9ths of 1% for each month by which benefits commence before the month in which the Participant attains age 65;

               (2) if the Participant's Social Security Retirement Age is greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the dollar limitation under Subsection (a) above by 5/9ths of 1% for each of the first 36 months and by 5/12ths of 1% for each of the additional months by which benefits commence before the month in which the Participant attains the Participant's Social Security Retirement Age;

               (3) if the Participant's benefit commences prior to age 62, the dollar limitation shall be the actuarial equivalent of Subsection (a) above, payable at age 62, as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age 62. The interest rate for determining Actuarial Equivalence shall be the greater of the interest rate assumption under the Plan for determining early retirement benefits or 5% per year. The mortality basis for determining Actuarial Equivalence for terminations prior to January 1, 1995 shall be the 1971 Group Annuity Mortality Table (weighted 95% male and 5% female). The mortality basis for determining Actuarial Equivalence for terminations on or after January 1, 1995 shall be the 1983 Group Annuity Mortality Table (weighted 50% male and 50% female).

          (v) Notwithstanding the foregoing, the maximum as applied to any FMC Participant on April 1, 1987 shall in no event be less than the FMC Participant's "current accrued benefit" as of March 31, 1987, under the FMC Plan, as that term is defined in Section 1106 of the Tax Reform Act of 1986.

          (vi) The maximum shall apply to the benefits payable to a Participant under the Plan and all other tax-qualified defined benefit plans of the Company and Affiliates (whether or not terminated), and benefits shall be reduced, if necessary, in the reverse of the chronological order of participation in such plans."

     5.     A new paragraph shall be added to the end of subsection (a) of
Section 12.10 of the Plan to read as follows:

               "Effective January 1, 2002, a portion of a distribution shall not fail to be an eligible rollover distribution because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

     6. Subsection (b) of Section 12.10 of the Plan is hereby amended to read as follows:

          "(b) Effective January 1, 2002, as used in this Section 12.10, an "eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution and, effective January 1, 2002, an annuity contract described in Section 403(b) of the Code or an eligible retirement plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. Effective for Plan Years beginning on or after January 1, 2002, the definition of "eligible retirement plan" shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code."

     7. The definition of Key Employee contained in Section 13.1 of the Plan is hereby amended to read as follows:

               "Key Employee means an employee described in Code Section 416(i)(1), the regulations promulgated thereunder and other guidance of general applicability issued thereunder. Effective January 1, 2002, generally, a Key Employee is an Employee or former Employee who, at any time during the Plan Year containing the Determination Date is:

          (a) an officer of the Company or an Affiliate with annual Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002);

          (b)  a 5% owner of the Company or an Affiliate; or

          (c) a 1% owner of the Company or an Affiliate with annual Compensation from the Company and all Affiliates of more than $150,000."

     8. The definition of Present Value contained in Section 13.1 of the Plan is hereby amended to read as follows:

          "Present Value means, effective January 1, 2002, in calculating a Participant's present value of accrued benefits as of a Determination Date, the sum of:

          (a) the present value of accrued benefits using the actuarial assumptions of Exhibit E-4;

          (b) any Plan distributions made within the Plan Year that includes the Determination Date; provided, however, in the case of a distribution made for a reason other than separation from service, death or disability, this provision shall also include distributions made within the 4 preceding Plan Years. In the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's present value of accrued benefits as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted;

          (c) any Employee Contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible Qualified Voluntary Employee Contributions shall not be considered to be a part of the Participant's present value of accrued benefits;

          (d) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Participant and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section 13.1. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers, as part of the Participant's present value of accrued benefits;

          (e) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Participant or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's present value of accrued benefits, irrespective of the date on which such rollover or plan-to-plan transfer is accepted; and

          (f) if an individual has not performed services for a Participating Employer within the Plan Year that includes the Determination Date, any accrued benefit for such individual shall not be taken into account."

     9. A new subsection 13.3.5 of the Plan is hereby amended to read as follows:

          "13.3.5. For purposes of this Section 13.3, "416 Compensation" shall mean W-2 wages for the calendar year ending with or within the Plan Year, and shall be limited to

     $200,000 (as adjusted for cost-of-living in accordance with Section 401(a)(17)(B) of the Code) in Top Heavy Plan Years."

     10. A new subsection 13.3.8 of the Plan is hereby added to Section 13.3 to read as follows:

          "13.3.8 In determining Years of Service, any service shall be disregarded to the extent such service occurs during a Plan Year when the Plan benefits (within the meaning of Code Section 410(b)) no Key Employee or Former Key Employee."

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 30th day of December 2002.


                                          FMC Technologies, Inc.


                                          By: /s/ William H. Schumann
                                              ----------------------------------
                                                Senior Vice President and Chief
                                                       Financial Officer

                                        9